UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2024

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street,	Suite 3000,	Cleveland,	Ohio	44114
(Address of principal executive offices)				(Zip Code)
(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, $0.01 par value	TDG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote Security Holders.
On March 7, 2024, TransDigm Group Incorporated (the “Company”) conducted its Annual Meeting of Shareholders (the “2024 Annual Meeting”). At the meeting, Messrs. David A. Barr, Michael Graff, Sean P. Hennessy, W. Nicholas Howley, Gary E. McCullough, Robert J. Small, Kevin M. Stein, Jorge L. Valladares III and Mses. Jane M. Cronin and Michele L. Santana were re-elected as directors of the Company. In addition, the shareholders ratified the Company’s selection of Ernst & Young LLP as its independent registered public accounting firm and as the auditors of the Company's consolidated financial statements for the fiscal year ending September 30, 2024 and, in an advisory vote, approved the compensation paid by the Company to its named executive officers. The details of the vote are set forth below:
Proposal No. 1 – Election of Ten Director Nominees to the Company's Board of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
David A. Barr	47,076,240	3,800,138	1,388,064
Jane M. Cronin	49,453,076	1,423,302	1,388,064
Michael Graff	49,008,753	1,867,625	1,388,064
Sean P. Hennessy	49,495,399	1,380,979	1,388,064
W. Nicholas Howley	49,797,656	1,078,722	1,388,064
Gary E. McCullough	44,526,249	6,350,129	1,388,064
Michele L. Santana	49,456,990	1,419,388	1,388,064
Robert J. Small	44,835,081	6,041,297	1,388,064
Kevin M. Stein	50,008,841	867,537	1,388,064
Jorge L. Valladares III	50,139,234	737,144	1,388,064
Proposal No. 2 – Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2024:

FOR	51,430,774
AGAINST	802,525
ABSTAIN	31,143
Proposal No. 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers:

FOR	35,019,795
AGAINST	15,813,659
ABSTAIN	42,924
BROKER NON-VOTES	1,388,064

No other matters were brought before shareholders for a vote at the 2024 Annual Meeting.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Jessica L. Warren
Name:	Jessica L. Warren
Title:	General Counsel, Chief Compliance Officer and Secretary

Dated: March 8, 2024